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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): December 29, 2006

                                  CALTON, INC.
             (Exact name of registrant as specified in its charter)


       NEW JERSEY                      1-8846                   22-2433361
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                     Identification Number)

                           2050 40TH AVENUE, SUITE ONE
                            VERO BEACH, FLORIDA 32960
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (772) 794-1414



          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))



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SECTION 5         CORPORATE GOVERNANCE AND MANAGEMENT
-----------------------------------------------------

ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
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                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
                  --------------------------------------------

On December 29, 2006, Laura A. Camisa resigned her position as Senior Vice President, Chief Financial Officer and Treasurer of Calton, Inc. (the "Company") to pursue other interests. Ms. Camisa served in these positions since April 2004. Ms. Camisa has agreed to spend up to 50% of her working time assisting the Company in the transition of her business functions through at least February 28, 2007.



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CALTON, INC.
                                        ----------------------------------------
                                        (Registrant)



                                    By: /s/ Laura A. Camisa
                                        ----------------------------------------
                                        Laura A. Camisa
                                        Chief Financial Officer and Treasurer
Dated:  January 5, 2007